UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2013

TRIANGLE PETROLEUM CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34945	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1200 17th Street, Suite 2600, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On February 14, 2013, Triangle Petroleum Corporation (the “Company”) issued a press release to provide an operational update. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2013, Dr. Peter Hill, the Company’s then Executive Chairman of the Board of Directors, submitted his resignation from his executive role at the Company.  Dr. Hill remains the Chairman of the Board of Directors, now in a non-executive capacity.

Also on February 13, 2013, Justin Bliffen, the Company’s then Executive Vice President of Corporate Finance, was appointed as Chief Financial Officer and will serve as the Company’s Principal Financial Officer.  In connection with the appointment of Mr. Bliffen, Joseph Feiten resigned as the Chief Financial Officer and remains the Company’s Principal Accounting Officer.

Justin Bliffen, age 36, was appointed Chief Financial Officer of the Company on February 13, 2013, having previously served as VP of Finance and Executive Vice President of Finance of the Company, sequentially, beginning in March 2011.  Since joining the Company, Mr. Bliffen has been instrumental to the Company’s corporate finance, budgeting, strategic, and capital markets initiatives.  Prior to joining the Company, Mr. Bliffen served as an Associate and Vice President energy derivatives trader at Goldman Sachs from August 2008 to February 2011. Prior to joining Goldman Sachs, Mr. Bliffen served for eight years as a United States Naval Officer and six years as a Navy SEAL. Mr. Bliffen received his B.S. in Systems Engineering from the United States Naval Academy and his M.B.A., Major in Finance from the Wharton School.

Item 9.01.   Financial Statements and Exhibits.

 (d) Exhibits

Exhibit 99.1                              Press Release, dated February 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2013	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Jonathan Samuels
Jonathan Samuels
President and Chief Executive Officer

Index to Exhibits

Exhibit
Number	Description

Exhibit 99.1*	Press Release, dated February 14, 2013

*                 Filed herewith.